UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2009

thinkorswim Group Inc.

(formerly known as Investools Inc.)
(Exact name of registrant as specified in its charter)

Delaware	000-52012	76-0685039
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	45 Rockefeller Plaza, Suite 2012, New York, NY	10111
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 816-6918

Not applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 27, 2009, TD AMERITRADE Holding Corporation and the Company announced the expiration of the antitrust waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the acquisition of the Company by TD AMERITRADE.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

99.1	Press Release issued on February 27, 2009.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

thinkorswim Group Inc.

February 27, 2009	By:	/s/ Ida K. Kane

Name: Ida K. Kane
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press Release issued on February 27, 2009.